                                                                    EXHIBIT 99.1

                                AMERICREDIT CORP.

                         COMPOSITION OF THE RECEIVABLES
                              2007-A-X INITIAL CUT
                                     1/9/07*

                                                 New                       Used                  Total
                                       -----------------------   -----------------------   -----------------
Aggregate Principal Balance (1)        $        339,609,275.99   $        950,714,695.24   $1,290,323,971.23
Number of Receivables in Pool                           14,906                    57,157              72,063
Percent of Pool by Principal Balance                     26.32%                    73.68%             100.00%
Average Principal Balance              $             22,783.39   $             16,633.39   $       17,905.50
   Range of Principal Balances          ($304.59 to $65,981.15)   ($290.09 to $63,731.00)
Weighted Average APR (1)                                 15.65%                    17.59%              17.08%
   Range of APRs                              (3.40% to 26.95%)         (4.40% to 30.03%)
Weighted Average Remaining Term                             70                        67                  68
   Range of Remaining Terms                    (3 to 72 months)          (3 to 72 months)
Weighted Average Original Term                              71                        68                  69
   Range of Original Terms                    (24 to 72 months)         (12 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

         DISTRIBUTION OF THE RECEIVABLES BY SCORE AS OF THE CUTOFF DATE

                                                  Percent of Aggregate                              Percent of Aggregate
                         AmeriCredit Score (1)   Principal Balance (3)   Credit Bureau Score (2)   Principal Balance (3)
                         ---------------------   ---------------------   -----------------------   ---------------------
                                          <215                    2.81%
                                       215-224                   21.98%                     <540                   16.60%
                                       225-244                   40.24%                  540-599                   39.72%
                                       245-259                   20.53%                  600-659                   33.85%
                                           260+                  14.44%                      660+                   9.82%
                                       -------                                           -------
Weighted Average Score                     239                                               592
                                       =======                                           =======

----------
(1) Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.

(2) A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

(3)  Percentages may not add to 100% because of rounding.

*    RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                                AMERICREDIT CORP.

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE
                              2007-A-X INITIAL CUT
                                     1/9/07*

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                  Aggregate Principal
                     Balance as of       Percent of Aggregate    Number of    Percent of Number of
 APR Range (1)        Cutoff Date       Principal Balance (2)   Receivables      Receivables (2)
---------------   -------------------   ---------------------   -----------   --------------------
  3.000%-3.999%           153,604.47             0.01%                  6              0.01%
  4.000%-4.999%           275,332.30             0.02%                 10              0.01%
  5.000%-5.999%           787,848.97             0.06%                 42              0.06%
  6.000%-6.999%         1,757,153.64             0.14%                 80              0.11%
  7.000%-7.999%         5,477,353.09             0.42%                264              0.37%
  8.000%-8.999%        10,539,605.57             0.82%                492              0.68%
  9.000%-9.999%        28,706,824.67             2.22%              1,385              1.92%
10.000%-10.999%        35,629,432.70             2.76%              1,701              2.36%
11.000%-11.999%        47,983,694.00             3.72%              2,338              3.24%
12.000%-12.999%        62,716,072.35             4.86%              3,079              4.27%
13.000%-13.999%        77,538,217.33             6.01%              3,925              5.45%
14.000%-14.999%        90,311,564.42             7.00%              4,664              6.47%
15.000%-15.999%       107,007,252.79             8.29%              5,643              7.83%
16.000%-16.999%       133,908,531.16            10.38%              7,033              9.76%
17.000%-17.999%       144,473,538.97            11.20%              7,975             11.07%
18.000%-18.999%       204,377,512.10            15.84%             11,484             15.94%
19.000%-19.999%        73,888,330.44             5.73%              4,528              6.28%
20.000%-20.999%        71,278,424.31             5.52%              4,590              6.37%
21.000%-21.999%        78,877,111.70             6.11%              5,074              7.04%
22.000%-22.999%        48,243,749.23             3.74%              3,154              4.38%
23.000%-23.999%        36,636,177.36             2.84%              2,488              3.45%
24.000%-24.999%        25,279,410.54             1.96%              1,791              2.49%
25.000%-25.999%         3,841,212.67             0.30%                266              0.37%
26.000%-26.999%           504,580.82             0.04%                 38              0.05%
27.000%-27.999%            90,770.43             0.01%                  9              0.01%
28.000%-28.999%             5,436.51             0.00%                  1              0.00%
29.000%-29.999%            22,088.25             0.00%                  2              0.00%
30.000%-30.999%            13,140.44             0.00%                  1              0.00%
                    ----------------           ------              ------            ------
TOTAL               1,290,323,971.23           100.00%             72,063            100.00%
                    ================           ======              ======            ======

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)  Percentages may not add to 100% because of rounding.

*    RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                                AMERICREDIT CORP.

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                              2007-A-X INITIAL CUT
                                     1/9/07*

                       Aggregate Principal
                          Balance as of       Percent of Aggregate    Number of    Percent of Number of
        State            Cutoff Date (1)     Principal Balance (2)   Receivables      Receivables (2)
--------------------   -------------------   ---------------------   -----------   --------------------
Alabama                     26,580,909.80              2.06%             1,526              2.12%
Alaska                       1,595,279.93              0.12%                87              0.12%
Arizona                     31,302,672.49              2.43%             1,647              2.29%
Arkansas                    15,756,632.35              1.22%               885              1.23%
California                 126,527,941.12              9.81%             6,196              8.60%
Colorado                    16,900,409.07              1.31%               930              1.29%
Connecticut                  9,576,140.38              0.74%               546              0.76%
Delaware                     4,833,130.21              0.37%               286              0.40%
District of Columbia         2,086,872.41              0.16%               114              0.16%
Florida                    135,659,949.18             10.51%             7,269             10.09%
Georgia                     49,492,297.42              3.84%             2,650              3.68%
Hawaii                       8,937,453.67              0.69%               452              0.63%
Idaho                        2,508,832.76              0.19%               152              0.21%
Illinois                    50,701,812.56              3.93%             2,993              4.15%
Indiana                     28,894,585.71              2.24%             1,789              2.48%
Iowa                         5,989,675.39              0.46%               370              0.51%
Kansas                       6,007,084.65              0.47%               355              0.49%
Kentucky                    20,806,874.44              1.61%             1,275              1.77%
Louisiana                   24,781,140.71              1.92%             1,316              1.83%
Maine                        4,096,547.35              0.32%               270              0.37%
Maryland                    20,481,443.00              1.59%             1,136              1.58%
Massachusetts               20,415,445.47              1.58%             1,251              1.74%
Michigan                    32,193,663.10              2.50%             2,020              2.80%
Minnesota                    8,659,724.43              0.67%               536              0.74%
Mississippi                 21,406,512.51              1.66%             1,168              1.62%
Missouri                    18,575,397.33              1.44%             1,143              1.59%
Montana                      1,302,278.77              0.10%                82              0.11%
Nebraska                     3,414,136.54              0.26%               208              0.29%
Nevada                      19,395,152.89              1.50%             1,006              1.40%
New Hampshire                4,118,836.33              0.32%               281              0.39%
New Jersey                  25,713,673.66              1.99%             1,465              2.03%
New Mexico                  12,601,302.58              0.98%               690              0.96%
New York                    48,763,019.51              3.78%             2,903              4.03%
North Carolina              43,177,355.15              3.35%             2,371              3.29%
Ohio                        59,478,950.71              4.61%             3,781              5.25%
Oklahoma                    16,100,892.06              1.25%               902              1.25%
Oregon                       9,651,015.03              0.75%               570              0.79%
Pennsylvania                54,762,268.38              4.24%             3,304              4.58%
Rhode Island                 3,457,572.55              0.27%               220              0.31%
South Carolina              18,627,669.39              1.44%             1,036              1.44%
South Dakota                 1,768,473.68              0.14%               113              0.16%
Tennessee                   28,809,942.72              2.23%             1,655              2.30%
Texas                      166,580,897.55             12.91%             8,565             11.89%
Utah                         4,751,514.13              0.37%               274              0.38%
Vermont                      1,392,601.83              0.11%                92              0.13%
Virginia                    23,818,151.46              1.85%             1,375              1.91%
Washington                  20,121,783.83              1.56%             1,092              1.52%
West Virginia               10,131,956.02              0.79%               622              0.86%
Wisconsin                   15,147,329.80              1.17%               963              1.34%
Wyoming                      1,474,739.29              0.11%                68              0.09%
Other (3)                      994,029.93              0.08%                63              0.09%
                        -----------------            ------             ------            ------
TOTAL                   $1,290,323,971.23            100.00%            72,063            100.00%
                        =================            ======             ======            ======

----------
(1)  Aggregate Principal Balances include some portion of accrued interest.

(2)  Percentages may not add to 100% because of rounding.

(3)  States with aggregate principal balances less than $1,000,000.

*    RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.